


MOLECULIN



Corporate Presentation
May 2022







Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1A. "Risk Factors" in our most recently filed Form 10-K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10-Q filings and in our other public filings with the SEC. Any forward-looking statements contained in this release speak only as of its date. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov.

Investment Highlights


Advancing growing pipeline of clinical programs for the treatment of highly resistant cancers and viruses

Annamycin

Promising next generation non-cardiotoxic anthracycline demonstrating both safety and promising preliminary and early activity across multiple clinical studies

Second Lead Program

Entering Phase 1 study for treatment of COVID-19 and support of future cancer studies

Pipeline Expansion

Potential success in lead program fuels possible pipeline expansion into additional high-value oncology indications

Global Network

Leveraging network of preeminent global collaborators

Priority Development Pipeline

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Soft Tissue Sarcoma Lung Mets	US – 3-Week Dosing			Phase 1b interim data demonstrated prelim. clinical activity, completion targeted H1 2022; Phase 2 interim data expected H2 2022
		EU – Alternate Dosing			Phase 1b/2 study in Poland expected to commence H1 2022
	Acute Myeloid Leukemia	EU – Single Agent			Announced reaching RP2D and preliminary efficacy data; pivoting to combo trial
		EU - Combination (Ara-C)			Received Allowance to Proceed with Phase 1/2 Study; Expected to commence Q2 2022
WP1122	COVID-19	UK – HV P1			Received MHRA Authorization to Commence Phase 1a trial; Expect to Commence Imminently
WP1066	Pediatric Brain Tumors, Including DPIG	Externally Funded			Topline results from Phase 1 expected H2 2022

MOLECULIN

Management Team with Proven Executional Expertise



Walter Klemp
Chairman, President & Chief Executive Officer

soliton ZENO Inc. 500 Drypers Coopers & Lybrand



Jonathan P. Foster, CPA, CGMA
Executive Vice President & Chief Financial Officer

InfuSystem Drypers Schlumberger Deloitte.



Sandra Silberman, MD, PhD
Chief Medical Officer – New Products

AstraZeneca Roche Bristol Myers Squibb Pfizer



Don Picker, PhD
Chief Scientific Officer

SYNERGY



Paul Waymack, MD, SCD
Senior Chief Medical Officer

UMDNJ FDA kitov



Robert Shepard, MD, FACP
Chief Medical Officer – Annamycin

DANA-FARBER HARVARD Takeda FDA Tufts



Wolfram C. M. Dempke, MD, PhD, MBA
European Chief Medical Officer

NOVARTIS Incyte EUSA Pharma Kyowa KIRIN



MOLECULIN

Leveraging the Brightest Scientific Minds



Waldemar Priebe, PhD

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center

PANCREATIC



James Abbruzzese, MD

Dana-Farber Cancer Institute

Duke University School of Medicine

HEMATOLOGY



Marty Tallman, MD

Memorial Sloan Kettering Cancer Center



Jorge Cortes, MD

The NEW ENGLAND JOURNAL of MEDICINE

GEORGIA CANCER CENTER

AUGUSTA UNIVERSITY

VIROLOGY



Richard Whitley, MD

NIH National Institute of Allergy and Infectious Diseases



Hongbo Zhai, MD

UCSF

Annamycin: Potential to Be an Effective Treatment Across Multiple Oncology Indications

Clinical Highlights

Announced RP2D and preliminary efficacy of 60% ORR in last cohort of single agent AML trial; combo AML trial expected to start H1 2022

Demonstrated preliminary positive data in STS and AML

Regulatory Highlights

Orphan Drug Designation

Fast Track Status

Opportunity to Expand Into Additional Oncology Indications

Target Indications:

Soft Tissue Sarcoma Lung Mets

- ~130,000 cases worldwide[2]
- 20% to 50% of sarcomas metastasize to the lungs[2]

Acute Myeloid Leukemia

- ~160,000 cases worldwide[1]
- ~19,940 new cases annually (U.S.)[1]
- ~11,180 deaths annually (U.S.)[1]

1: Villatoro A, (2020) Leukemia Stem Cell Release From the Stem Cell Niche to Treat Acute Myeloid Leukemia. Front.. Cell Dev. Biol. 8:607. doi: 10.3389/fcell.2020.00607;
2: Glabbeke M V, et al. Prognostic Factors for the Outcome of Chemotherapy in Advanced Soft Tissue Sarcoma: An Analysis of 2,185 Patients Treated With Anthracycline-Containing First-Line Regimens—A European Organization for Research and Treatment of Cancer Soft Tissue and Bone Sarcoma Group Study. Journal of Clinical Oncology, Vol 17, No 1 (January), 1999: pp 150-157

MOLECULIN

Next Generation Anthracycline

Demonstrated to Be Non-Cardiotoxic[1]

- Ability to overcome multi-drug resistance
- >30x greater accumulation in lungs than doxorubicin
- Potent topoisomerase-II poison with a wider therapeutic window than doxorubicin[2]
- <10% incidence of alopecia compared with 65%-92% for doxorubicin[3,4]
- Clinically evaluated stable liposomal formulation[5]


% of Mice with Heart Lesions
(10 weekly IV injections; Zou et al, 1995)
100
80
60
40
20
0
43
60
100
8
8
0
Doxorubicin
L-Annamycin
Dose (%LD10)
20
30
40
20
30
40


Concentration of Doxorubicin and Annamycin in the Lungs
C_{MAX} ng/ml
30X
Dox
Annamycin

1: Trevino et al. 2004; 2: Based on preclinical and clinical data to date. See Company's most recent SEC filings; 3: Gonzalez et al. 2018; 4: DOXORUBICIN HYDROCHLORIDE [package insert]. New York, NJ: Pfizer injectables; 2019; 5: L-ANN, Wetzler et al. 2013

MOLECULIN

Ongoing Phase 1b/2 Study for Treatment of STS Lung Mets

US Multi-Center, Open-Label, Dose Escalation Study

~18
Phase 1b subjects

Single dose every
21 days

210mg-450mg
Dose escalation
(currently enrolling 390 mg)

Primary Endpoint

establish MTD/RP2D and safety

Planned Phase 2

expansion (25 patients) will evaluate efficacy

Promising Early Clinical Activity in Phase 1b[1]

MOLECULIN

1: Trial is ongoing, preliminary data

STS: Clinical Benefit to Date[1]



9 patients treated (3 of 5 cohorts completed)

44% of patients in first 3 cohorts experienced preliminary clinical activity, defined as stable disease and/or better

NO dose-limiting toxicity (DLT) experienced to-date

100% No cardiotoxicity has been shown in subjects treated to date in Moleculin's clinical trials



1: Trial is ongoing, preliminary data

Ongoing Phase 1/2 Study for Treatment of Relapsed or Refractory (R/R) AML

Poland Multi-Center, Open-Label, Dose Escalation Study

240 mg/m^2
Preliminary RP2D established

1, 2 & 3 with 21 days off
Infusion days

Preclinical data
Annamycin with Cytarabine (AnnAraC) 68% more effective vs single agent

Primary Endpoint
establish safety and RP2D accomplished

Planned Phase 1/2
AnnAraC with 190 mg/m^2 initial Annamycin dose H1 2022

Announced Preliminary 60% ORR in Last Cohort of Single Agent AML Trial

AML Clinical Benefit to Date[1]



22 R/R AML patients[1] treated in both US and EU trials

60% preliminary overall response rate in 240 mg cohort[2] (including a CRi that qualified for curative BMT)

12 patients taken above the lifetime maximum anthracycline dose established by FDA

100% No cardiotoxicity has been shown in subjects treated to date in Moleculin's clinical trials



MOLECULIN

1: Trial is ongoing, preliminary data; 2: Patients receiving a full course of treatment

The Full Annamycin Opportunity

Potential for Significant Upside



Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
13,500
STS Lung Mets
20,000
Acute Myeloid Leukemia
Clinical Validation Potentially Unlocks Exponential Growth Opportunity
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

WP1122: Phase 1 Study for COVID-19 also Accelerates Oncology Program

Key Highlights

- Prodrug of glucose decoy enables drug-like properties
- Targets glycolysis and glycosylation limits viral infectivity and replication

Regulatory Highlights

- MHRA authorization to commence Phase 1a
- First dosing expected in 2Q22

Additional Application in Oncology

- US IND allowed for GBM
- COVID Phase 1 should enable Phase 2 oncology trials
- Strong preclinical data for GBM and pancreatic cancer



MOLECULIN

Treatment of COVID-19

Multiple independent University studies show antiviral activity of 2-DG against SARS-CoV-2

2-DG has Emergency Use Authorization for treating COVID-19 in India based on Phase 2 results[1]

WP1122 is a prodrug of 2-DG that has substantially higher *in vitro* antiviral activity than 2-DG

Received MHRA authorization to commence Phase 1a in healthy volunteers



OH
HO
OH
HO
Glycosylation
Glycolysis

Inhibition by 2-DG of Glycosylation and Glycolysis are believed to play a role in limiting viral infectivity and replication

Next Steps:

Recruitment of Phase 1a/1b study targeted in H1 2022

Potential to launch Phase 2 pivotal study in H2 2022[2]

MOLECULIN

1: Based on public disclosures of trial conducted by an unrelated company in India
2: Subject to patients suitable for reasonable trial

Additional Development Pipeline

Additional Follow-on Opportunities Provide Potential for Significant Upside

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	UPCOMING MILESTONES
Annamycin	Liver Mets/Pancreatic				IND targeted for 2022 for one of these indications
WP1066	Malignant Glioma				Open IND with U.S. FDA; Evaluating strategic partnerships to conduct Phase 1 study
WP1066 + Radiation	GBM	Externally Funded			Initiation of Phase 1/2 study targeted 2022
WP1220	CTCL	Externally Funded			Seeking strategic partner
WP1122	GBM/Pancreatic				Plan to initiate externally funded clinical study 2022
WP1122, WP1096, WP1097	HIV, Hemorrhagic and Tropical viruses	Externally Funded			Publication of externally funded university research planned

MOLECULIN

Financial Snapshot
Nasdaq: MBRX

Strong Cash Position Funds Operations into 2024[1]

~$66M	~$35M	~28.6M	~105K
Cash Balance[2]	Market Cap[3]	Shares Outstanding[4]	3 Month Avg. Volume[3]

MOLECULIN

1: Based on Management's current expectations and planned increase in development activities;
2: As of March 31, 2022; 3: As of May 13, 2022; 4: Common stock outstanding as of May 4, 2022

Targeted Value-Driving Milestones

PROGRAM	INDICATION	2021 H2	2022 H1	2022 H2
Annamycin	STS (US)	✓ Initiate **Phase 1b/2** ✓ Phase 1b Topline Interim Data	**Phase 1b Topline Data**	Phase 2 Interim Data
	STS (EU)		Initiate Phase 1b/2	Phase 1b/2 Interim Data
	AML Single Agent	✓ Phase 1/2 Interim Data	✓ Preliminary 60% ORR at RP2D	
	AML Combo with Ara-C	✓ Initiate Phase 1/2[1]	Phase 1/2 Interim Data	Phase 1/2 Topline Data
WP1122	COVID-19	✓ Initiate Phase 1a[2]	Phase 1a First Patient Phase 1a Topline Data	Initiate Phase 2 Phase 2 Topline Data[2]

MOLECULIN

1: Trial approved by Polish Ethics Committee, awaiting final URPL approval; 2: Trial approved, expected to begin recruiting in 1Q22
2: Phase 2 initiaition depends upon sufficient patient population for an affordable, relevant clinical trial.

Investment Summary

Lead program, Annamycin

demonstrating safety and preliminary activity in multiple clinical studies with zero cardiotoxicity

WP1122 entering Phase 1 study

in COVID-19 targeting viral infectivity and replication & supporting possible future oncology trials

Additional pipeline

expansion opportunities to fuel future growth

Leveraging relationships

with world-renowned organizations


Advancing growing pipeline with data from multiple clinical studies expected over next 12 months

Sufficient capital to fund operations into 2024[1]

MOLECULIN

1: Based on Management's current expectations and planned increase in development activities



NASDAQ: MBRX | moleculin.com

Thank You!

MOLECULIN



Investor Relations
JTC Team
833.475.8247
mbrx@jtcir.com